The Royce Fund

Pennsylvania Mutual Fund
Royce Micro-Cap Fund
Royce Total Return Fund
Royce Opportunity Fund
Royce Premier Fund
Royce Trust & GiftShares Fund

Institutional Class and Financial Intermediary Class Shares

Supplement to Prospectus dated November 1, 2001

The following supplements the information regarding minimum initial investments for shares purchased directly through The Royce Fund, appearing under "General Shareholder Information" on page 18 of the Prospectus:

        The minimum initial investment for shares purchased in a regular account is $1,000,000. The Funds reserve the right to revise the minimum investment requirement and may waive it at their sole discretion.

December 26, 2001